UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2021

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	WWR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 8, 2021, Westwater Resources, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors (the “Board”), determined to voluntarily withdraw the listing of the Company's common stock, par value $0.001 per share (the “Common Stock”), from The Nasdaq Capital Market (“Nasdaq”) and transfer such listing to the NYSE American stock exchange (the “NYSE American”). The Company informed Nasdaq on March 8, 2021 of its intent to transfer the listing of its Common Stock to the NYSE American. The Company expects that listing and trading of its Common Stock on Nasdaq will end at market close on March 18, 2021, and that trading will begin on the NYSE American at market open on March 19, 2021.

The Common Stock has been approved for listing on the NYSE American, where it will continue to trade under the ticker symbol “WWR”.

Item 3.03Material Modification to Rights of Security Holders.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon the Company’s listing on the NYSE American on March 19, 2021, the Board approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws” and, as amended by the Amendment, the “Amended Bylaws”). The Amendment will add certain provisions to the Bylaws concerning stockholder record date requests and forum selection for complaints arising under the Securities Act of 1933, as amended, and will remove a provision concerning Australian exchange listing rules that is no longer applicable to the Company.

The foregoing summary of the Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amendment, a copy of which is filed herewith as Exhibit 3.1. The Company will file a complete copy of the Amended Bylaws with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Item 7.01Regulation FD Disclosure.

On March 8, 2021, the Company issued a press release regarding the transfer of its listing of Common Stock from Nasdaq to the NYSE American. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of the Company, effective March 19, 2021.
99.1	Press release, dated March 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2021

WESTWATER RESOURCES, INC.

By:      /s/ Jeffrey L. Vigil

Name:Jeffrey L. Vigil

Title:Vice President–Finance and Chief Financial Officer